REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of December 30, 2011, by and among EQM Technologies & Energy, Inc., a Delaware corporation (the “Company”), and the holders of securities of the Company listed on the signature pages hereto (collectively, the “Investors” and, individually, an “Investor”).

RECITALS

WHEREAS, the Board of Directors of the Company (the “Board”) has determined to grant to the Investors certain registration rights with respect to the shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), underlying the Convertible Subordinated Notes of the Company issued to the Investors on the date hereof in the original principal amounts identified on the signature pages hereto (the “Convertible Notes”), which Convertible Notes are convertible into an aggregate of 4,647,198 shares of Common Stock (subject to adjustment as set forth in the Convertible Notes) (collectively, the “Shares”).

WHEREAS, the parties hereto desire that the Shares be subject to the rights and obligations described herein.

NOW, THEREFORE, in consideration of the premises and the covenants, agreements, representations and warranties set forth herein, and for other good and valuable consideration, the parties agree as follows:

1.           Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

“Commission” means the U.S. Securities and Exchange Commission.

“Demand Date” means the later of (i) the effective date of the Company’s registration statement on Form 10 to be filed with the Commission with respect to the Common Stock, and (ii) December 31, 2012.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means any holder of Registrable Securities.

“Person” means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, joint venture, a governmental authority or other entity of whatever nature.

“Prospectus” means the prospectus (including, without limitation, any free writing prospectus) included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments to the Registration Statement of which such prospectus is a part, and all material incorporated by reference in such prospectus.

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“Register”, “registered”, and “registration” refers to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (a) the Shares and (b) any shares of Common Stock issued as (or issued or issuable upon the conversion, exchange or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the Shares or Convertible Notes; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a Registration Statement declared effective by the Commission; (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; (C) are held by an Investor or a permitted transferee of an Investor pursuant to Section 11; and (D) may not be disposed of under Rule 144 under the Securities Act without restriction. The number of Registrable Securities that are held by a Person or are outstanding shall be determined by the number of shares of Common Stock that are Registrable Securities and either are held by such Person or outstanding (as applicable) or are issuable upon the exercise, exchange or conversion of then exercisable, exchangeable or convertible securities (including Convertible Notes) that are held by such Person or outstanding (as applicable).

“Registration Statement” means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such registration statement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.           Demand Registration.

(a)          Request for Registration. Subject to the provisions of Section 2(b) hereof and at any time from and after the Demand Date, one or more Holders holding in the aggregate at least 66 2/3% of the total original principal amount of the Convertible Notes (the “Required Holders”) may make a written request to the Company for registration under and in accordance with the provisions of the Securities Act of Registrable Securities held by such Holder or Holders (a “Demand Registration”). The Company shall, within 10 business days after receipt of such request, give written notice (the “Notice”) of such request to all other Holders and the Company shall include in such registration all Registrable Securities of such Holders with respect to which the Company receives written requests for inclusion therein within 20 business days after it gives the Notice to the applicable Holder. Notwithstanding the foregoing, if the Company shall furnish to the Holder or Holders requesting a registration pursuant to this Section 2 a certificate signed by the President, Chief Executive Officer or Chief Financial Officer of the Company stating that, in the good faith judgment of the Board, a material acquisition or disposition by the Company is being negotiated, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Holder or Holders requesting such registration; provided, however, that the Company may not utilize this right more than once in any 12-month period.

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(b)          Number of Registrations. The Holders are entitled to two Demand Registrations regardless of the Person or Persons making demand; provided, however, that the Company shall not be obligated to effect a Demand Registration if the Registrable Securities to be included therein constitute less than 50% of the then-outstanding Registrable Securities or have an aggregate offering price of less than $1,000,000. The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective by the Commission.

(c)          Priority on Demand Registrations. If the managing underwriter or underwriters of a Demand Registration advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such Demand Registration exceeds the number of securities that can be sold in such offering without an adverse effect on such offering, the Company will include in such registration only the number of securities which, in the opinion of such underwriter or underwriters, can be sold, selected pro rata (based on the number of shares requested to be included) among the Holders which have requested shares to be included in such Demand Registration pursuant to this Section 2; provided, that any securities included in such Demand Registration by the Company or any security holder other than a Holder shall be cut back first; provided, further, that if any Holder has requested inclusion in such Demand Registration pursuant to this Section 2 and all Registrable Securities that such Holder has requested to be included in such Demand Registration pursuant to this Section 2 are not so included, such Holder shall be entitled to an additional Demand Registration hereunder (with all expenses of registration relating to such additional Demand Registration to be borne by the Company) on the same terms and conditions as would have applied to such Holder had such earlier Demand Registration not been made.

(d)          Selection of Underwriters and Counsel. If any Demand Registration is an underwritten offering with respect to any issue of securities, the Required Holders will select the investment banker or bankers and manager or managers to administer the offering and one counsel to the sellers of such Registrable Securities in such offering and the right of any Holder to registration shall be conditioned upon such Holder’s participation in such underwriting; provided, however, that such investment bankers and managers be of nationally recognized standing and reasonably acceptable to the Company. Subject to the provisions of Section 8, the Company shall pay the reasonable fees and expenses of one such counsel to the sellers of such Registrable Securities incurred in connection with such underwritten public offering.

3.           Piggyback Registration.

(a)          Registration Rights. If the Board at any time or from time to time subsequent to the date of this Agreement authorizes the filing of a Registration Statement under the Securities Act with respect to a proposed offering of Common Stock by the Company to the public, excluding an initial public offering, in an aggregate amount not less than $10,000,000, not including a Registration Statement on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities, the Company shall (i) notify each Holder in writing that such Registration Statement will be filed at least 20 days in advance of the filing and that the Registrable Securities then held by such Holder will be included in such Registration Statement at such Holder’s request to the extent permitted by law, and (ii) cause such Registration Statement to cover all of such Registrable Securities issued to such Holder as are specified in a written request given within 15 days after receipt of such written notice from the Company, subject to Section 3(b).

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(b)          Inclusion of Shares.

(i)          In the case of an underwritten offering by the Company of its securities, the Company shall not be required under this Section 3 to include any of a Holder’s Registrable Securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders). For purposes of the preceding parenthetical concerning apportionment, for any selling Holder who is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder”, and any pro-rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling Holder”, as defined in this sentence.

(ii)         In connection with any offering by the Company of its securities other than as provided in Section 3(b)(i) above, the Company shall only be required under this Section 3 to include any of the Holders’ Registrable Securities in such offering in such quantity as the Company reasonably determines will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the Company reasonably determines is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the Company reasonably determines will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders as provided in Section 3(b)(i) above).

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(c)          Abandonment or Delay of Registration. Notwithstanding any other provision of this Section 3, the Company may at any time abandon or delay any registration commenced by the Company. In the event of such an abandonment by the Company, the Company shall not be required to continue registration of the Registrable Securities requested by the Holder for inclusion, the Holder shall retain the right to request inclusion of the Registrable Securities as set forth above and the withdrawn registration shall not be deemed to be a registration request for the purposes of Section 3(d) below.

(d)          Number of Registrations. Each Holder shall have the right to request inclusion of any of its Registrable Securities in a Registration Statement as described in this Section 3, up to three times.

4.           Form S-3 Registration. If the Company receives from any Holder or Holders holding in the aggregate at least 50% of the then-outstanding Registrable Securities a written request that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a)          promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b)          as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 4:

(i)          if Form S-3 is not available for such offering by the Holders;

(ii)         if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000; or

(iii)        if the Company shall furnish to the Holders a certificate signed by the President, Chief Executive Officer or Chief Financial Officer of the Company stating that, in the good faith judgment of the Board, a material acquisition or disposition by the Company is being negotiated, in which event the Company shall have the right to defer the filing for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 4; provided, however, that the Company may not utilize this right more than once in any 12-month period.

(c)          Subject to the foregoing, the Company shall file a Form S-3 Registration Statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request of the Holder or Holders. Registrations effected pursuant to this Section 4 shall not be counted as Demand Registrations under Section 2. Subject to the provisions of this Section 4, the Holders shall be entitled to two demand registrations on Form S-3.

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(d)          The Holders shall be entitled to no more than two completed registrations under Section 2 and Section 4 in any 12-month period.

5.           Information.

(a)          Upon making a request pursuant to Section 2, 3 or 4, the Holder shall specify the number of Registrable Securities to be registered on its behalf and the intended method of disposition thereof; provided, however, upon making a request pursuant to Section 2, if the Required Holders specify one particular type of underwritten offering, such method of disposition shall be the type of underwritten offering or a series of such underwritten offerings used in connection with the disposition of the securities pursuant to such Registration Statement as the Required Holders may elect during the time period the Registration Statement is effective.

(b)          It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder’s Registrable Securities. Such Holders agree to notify the Company as promptly as practicable of any inaccuracy or change in information they have previously furnished to the Company.

6.           Company Obligations. If and whenever the Company is required by the provisions of Sections 2 or 4 to effect a registration under the Securities Act and whenever Holders have requested inclusion in a registration under Section 3, the Company will, at its expense, as expeditiously as practicable:

(a)          In accordance with the Securities Act and the rules and regulations of the Commission, use best efforts to prepare and file with the Commission a Registration Statement in the form of an appropriate registration statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement to become and remain continuously effective until the earlier of (i) all of the Registrable Securities covered by such Registration Statement having been sold in accordance with the intended methods of disposition of the seller or sellers set forth in such Registration Statement and (ii) one year after such Registration Statement has been declared effective; provided that if for any portion of such one year period the Registration Statement is not effective, then such one year requirement for maintaining the effectiveness of the Registration Statement shall be extended by the length of such interruption(s); the Company shall prepare and file with the Commission such amendments to such Registration Statement and supplements to the Prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and Prospectus accurate and complete during such period; and, a reasonable time before filing such Registration Statement or Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder participating in such registration (each a “Participant”) copies of all such documents proposed to be filed;

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(b)          Furnish to each Participant such reasonable number of copies of the Registration Statement and Prospectus and such other documents as such Participant may reasonably request in order to facilitate the public offering of the Registrable Securities;

(c)          Use best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such Participants may reasonably request, provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to material taxation in connection with any such registration or qualification of such Registrable Securities;

(d)          Notify the Participants, promptly after the Company receives notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(e)          Notify the Participants, promptly after the Company receives such request, of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(f)          Prepare and file with the Commission, promptly upon the request of any Participant in such registration, any amendments or supplements to such Registration Statement or Prospectus which, in the reasonable opinion of counsel for such Participants, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Participants or to otherwise comply with the requirements of the Securities Act and such rules and regulations;

(g)          Prepare and promptly file with the Commission, and promptly notify the Participants of the filings of, such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such Prospectus or any other Prospectus then in effect may include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading, and promptly notify the Participants of any such event;

(h)          Advise the Participants, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(i)          Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the Company’s security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act in the time periods required, beginning with the Company’s first fiscal quarter commencing after the effective date of a Registration Statement;

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(j)          Not file any amendment or supplement to such Registration Statement or Prospectus to which a majority in interest of the Participants has reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, after having been notified in writing of such objection at least three business days prior to the filing thereof, unless the Company shall have obtained an opinion of counsel that such amendment or supplement is required under the Securities Act or the rules or regulations adopted thereunder in connection with the distribution of Registrable Securities by the Company or the Participants.

(k)          Make available upon reasonable notice and during normal business hours, for inspection by the Participants, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Participants or underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information (together with the Records, the “Information”) reasonably requested by any such Inspector in connection with such Registration Statement;

(l)          Use its best efforts to obtain from its independent certified public accountants “cold comfort” letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

(m)          Use its best efforts to obtain from its counsel an opinion or opinions in customary form;

(n)          Provide a transfer agent and registrar for such Registrable Securities;

(o)          In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter and issue to any underwriter to which the Holders may sell Registrable Securities in such offering certificates evidencing such Registrable Securities;

(p)          List such Registrable Securities on any securities exchange on which any shares of Common Stock are listed or such other securities exchange as the Required Holders shall reasonably request;

(q)          Subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

7.           Intentionally Deleted.

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8.           Expenses of Registration.

(a)          Subject to Section 8(b), all expenses of the Company and the Holders in complying with their obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities shall be borne by the Company, including, without limitation:

(i)          all registration, filing, qualification and listing fees;

(ii)         fees and expenses of compliance with all securities or blue sky laws (including fees and disbursements of counsel for the Company in connection with blue sky qualifications of the Registrable Securities);

(iii)        printing, messenger, telephone and delivery expenses;

(iv)        fees and disbursements of counsel for the Company and its independent auditors; and

(v)         fees and disbursements of one counsel to the selling Holders up to a maximum of $40,000.

(b)          All underwriting discounts and selling commissions applicable to the Registrable Securities shall be borne by the Holders selling such Registrable Securities in proportion to the number of Registrable Securities sold by each such Holder.

(c)          If the Required Holders request a Demand Registration pursuant to Section 2 and thereafter voluntarily withdraw such request, the Required Holders shall bear the expenses of the Company referred to Section 8(a) in connection with such request (and such request and any actions by the Company pursuant thereto shall not be counted as one of the Demand Registrations to which the Holders are entitled under this Agreement), unless, by notice to the Company, the Required Holders elect to have such request count as one of the Demand Registrations to which the Holders are entitled hereunder, in which case all of the Company’s expenses in connection with such request shall be borne by the Company; provided, however, that if (i) at the time of such withdrawal, the Holders have learned of a material adverse change in the condition (financial or otherwise), business or prospects of the Company or the financial markets from that known to the Holders at the time of their request or (ii) such withdrawal is at the request of, caused by or the result of an unreasonable delay by the Company, then the Required Holders shall not be required to pay any such expenses and such request shall not be counted as one of the Demand Registrations to which the Holders are entitled under this Agreement.

9.           Indemnification and Contribution. In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

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(a)          To the extent permitted by law, the Company will indemnify and hold harmless each Participant, any underwriter (as defined in the Securities Act) for such Participant and each person, if any, who controls such Participant or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act or the Exchange Act; and the Company will pay to each such Participant, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Participant, underwriter or controlling person or a violation of any provision of this Agreement by a Participant.

(b)          To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration or a violation of any provision of this Agreement by a Holder; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 9, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, and no Holder shall have any liability under this Section 9(b) in excess of the net proceeds received by such Holder from its sale of Registrable Securities under such Registration Statement.

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(c)          Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

(d)          If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding anything to the contrary contained herein, no Holder shall be required to contribute any amount under this Section 9(d) in excess of the net proceeds received by such Holder from its sale of Registrable Securities under the applicable Registration Statement.

(e)          Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)          The obligations of the Company and the Holders under this Section 9 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

10.         Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

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(a)          make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the earliest to occur of: (i) the date on which the Company becomes obligated to file reports pursuant to the Exchange Act, and (ii) the effective date of the first registration statement of a public offering of securities of the Company pursuant to the Securities Act or the Exchange Act;

(b)          use its commercially efforts to take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

(c)          use its commercially efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act or the Exchange Act; and

(d)          furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after the effective date of the first registration statement filed by the Company) and the Exchange Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

11.         Permitted Transferees. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Agreement may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities if: (i) such Holder gives prior written notice to the Company, which notice shall at a minimum include the name and address of such transferee, the Registrable Securities with respect to which such transfer is to occur and the number, if any, of other shares of Common Stock held by such transferee; (ii) such transferee agrees in writing to be bound by the terms of this Agreement; (iii) such transfer is otherwise in compliance with this Agreement; and (iv) such transfer is otherwise effected in accordance with applicable securities laws. Except as specifically permitted by this Section 11, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

12.         Termination of Registration Rights. The right of any Holder to request inclusion in any registration pursuant to this Agreement shall terminate if all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144 without restriction.

13.         Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally, one day after being delivered to a nationally recognized overnight courier or on the business day received (or the next business day if received after 5 p.m. local time or on a weekend or day on which banks are closed) when sent via facsimile (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

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(a)	If to the Company to:

EQM Technologies & Energy, Inc.
1800 Carillon Boulevard
Cincinnati, Ohio 45240
Attention: Robert Galvin
Fax No.: (513) 825-7495

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY 10022
Attention: Adam W. Finerman, Esq.
Fax No.: (212) 451-2222

(b)         If to a Holder, to the address or facsimile number set forth on such Holder’s signature page hereto.

14.         Grant of Other Registration Rights. From time to time, the Company may grant registration rights to any other holder or prospective holder of any of the capital stock of the Company.

15.         Binding Agreement. This Agreement and each provision herein shall be binding upon and applicable to, and shall inure to the benefit of, the Company, the Seller and their permitted assigns and legal representatives.

16.         Consents and Waivers. No consent or waiver, express or implied, by any party hereto of the breach, default or violation by any other party hereto of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach, default or violation of the same or any other obligations of such party hereunder. Failure on the part of any party hereto to complain of any act of any of the other parties or to declare any of the other parties hereto in default, irrespective or how long such failure continues, shall not constitute a waiver by such party of his rights hereunder.

17.         Entire Agreement. This Agreement, including any exhibits and schedules hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

18.         Amendment and Modification. This Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company and Holders holding in the aggregate at least 66 2/3% of the then-outstanding Registrable Securities; provided, however, that no amendment that adversely affects a Holder in its capacity as a holder of Registrable Securities without similarly affecting all Holders of Registrable Securities shall be effective without such adversely affected Holder’s approval. Any amendment to this Agreement adopted in accordance with the provisions of this Section 18 shall be binding on all of the parties to this Agreement.

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19.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

20.         Third Party Beneficiaries. The Company hereby acknowledges that Transferees complying with the provisions of Section 11 are express third party beneficiaries of the obligations of the Company hereunder.

21.         Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

22.         Headings. The headings or captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

23.         Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

[Signature page follows]

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[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.

EQM Technologies & Energy, Inc.

By:	/s/ Robert R. Galvin

Name:	Robert R. Galvin
Title:	Chief Financial Officer

Address:	1800 Carillon Boulevard
Cincinnati, Ohio 45240
Attention: Robert R. Galvin
Facsimile: (513) 825-7495

INVESTORS:

ARGENTUM CAPITAL PARTNERS II, L.P.,
By: Argentum Partners II, LLC, its General Partner

By: Argentum Investments, LLC, its Managing Member

By:	/s/ Walter H. Barandiaran

Name:	Walter H. Barandiaran
Title:	Managing Member

Original Principal Amount (U.S. Dollars) of Convertible Note: $1,015,556.00

Address:	60 Madison Avenue, Suite 701
New York, NY 10010
Attention: Walter H. Barandiaran
Facsimile: (212) 949-8294

SIGNATURE PAGE TO

REGISTRATION RIGHTS AGREEMENT

/s/ Walter H. Barandiaran
WALTER H. BARANDIARAN

Original Principal Amount (U.S. Dollars) of Convertible Note: $101,556.00

Address:	14 Mayflower Parkway
Westport, CT 06880
Facsimile: (212) 949-8294

SIGNATURE PAGE TO

REGISTRATION RIGHTS AGREEMENT

/s/ Jack S. Greber
JACK S. GREBER

Original Principal Amount (U.S. Dollars) of Convertible Note: $376,944.00

Address:	5722 Saddleridge Drive
Cincinnati, OH 45247
Facsimile: (513) 825-7495

SIGNATURE PAGE TO

REGISTRATION RIGHTS AGREEMENT

/s/ Roderick F. Galvin
Roderick F. Galvin

Original Principal Amount (U.S. Dollars) of Convertible Note: $101,556.00

Address:	2324 South Warnock St.
Philadelphia, PA 19148
Facsimile: (513) 825-7495

SIGNATURE PAGE TO

REGISTRATION RIGHTS AGREEMENT

/s/ James E. Wendle
JAMES E. WENDLE

Original Principal Amount (U.S. Dollars) of Convertible Note: $60,933.00

Address:	7595 Blue Fox Run
West Chester, OH 45069
Facsimile: (513) 825-7495

SIGNATURE PAGE TO

REGISTRATION RIGHTS AGREEMENT

/s/ Joseph P. Hoffman
JOSEPH P. HOFFMAN

Original Principal Amount (U.S. Dollars) of Convertible Note: $101,556.00

Address:	6446 Simon Drive
Cincinnati, OH 45233-4560
Facsimile: (513) 825-7495

SIGNATURE PAGE TO

REGISTRATION RIGHTS AGREEMENT

/s/ Micah Goldberg
MICAH GOLDBERG

Original Principal Amount (U.S. Dollars) of Convertible Note: $50,778.00

Address:	41 Spicer Road
Westport, CT 06880
Facsimile: (203) 557-3716

SIGNATURE PAGE TO

REGISTRATION RIGHTS AGREEMENT

CGM IRA Custodian FBO Daniel Raynor

By:	/s/ Daniel Raynor

Name:	Daniel Raynor
Title:

Original Principal Amount (U.S. Dollars) of Convertible Note: $50,000.00

Address:	Morgan Stanley Smith Barney
31 West 52nd Street, 23rd Fl.
New York, NY 10019
Fax: (212) 949-8294

SIGNATURE PAGE TO

REGISTRATION RIGHTS AGREEMENT